FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 31, 2013 (this “Amendment”) is entered into among EARTHLINK, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and REGIONS BANK, in its capacities as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, in its capacities as Administrative Agent and Collateral Agent, entered into that certain Amended and Restated Credit Agreement dated as of May 29, 2013 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)    On the cover page of the Credit Agreement, the reference to “EARTHLINK, INC.” is amended to read as “EARTHLINK, INC. (until consummation of the Reorganization, then EARTHLINK HOLDINGS CORP.)”

(b)    In the introductory paragraph to the Credit Agreement, the reference to “EarthLink, Inc., a Delaware corporation (the “Borrower”)” is amended to read as “the Borrower”.

(b)    In the recitals to the Credit Agreement, the reference to the “Borrower” is amended to read as “EarthLink”.

(c)    The definition of “Borrower” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrower” means (a) prior to the consummation of the Reorganization, EarthLink and (b) upon consummation of the Reorganization and the execution and delivery of the Borrower Assignment, Assumption and Release and at all times thereafter, Holdings.

(d)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Borrower Assignment, Assumption and Release” means the Assignment, Assumption and Release dated as of the Reorganization Date substantially in the form of Exhibit A to be executed by EarthLink, Holdings and the Administrative Agent.

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“EarthLink” means EarthLink, Inc., a Delaware corporation, until such Person is merged with and into Earthlink, LLC, a Delaware limited liability company, at which time and all times thereafter it shall mean EarthLink, LLC, a Delaware limited liability company.

“Holdings” means EarthLink Holdings Corp., a Delaware corporation, the ultimate parent company of EarthLink upon consummation of the Reorganization as described on Schedule 1.1.

“Reorganization” means that certain corporate reorganization of EarthLink and its Subsidiaries described on Schedule 1.1; provided, that, (a) Holdings simultaneously with consummation of the Reorganization shall become the “Borrower” under the Credit Documents and shall duly execute and deliver a Borrower Assignment, Assumption and Release and deliver all items required to be delivered by the terms of Section 6.10, in each case in form and substance reasonably satisfactory to the Administrative Agent or the Collateral Agent, as applicable, (b) EarthLink shall simultaneously with consummation of the Reorganization become a “Guarantor” hereunder and deliver to the Administrative Agent or the Collateral Agent, as applicable, a Guarantor Joinder Agreement and all items required to be delivered by the terms of Section 6.10 and Section 6.12, in each case in form and substance reasonably satisfactory to the Administrative Agent and/or the Collateral Agent, (c) the Credit Parties shall simultaneously with consummation of the Reorganization deliver evidence to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, that the Senior Secured Notes, those certain 8.875% senior notes of EarthLink and the Intercreditor Agreement have been amended as necessary to give effect to the Reorganization and (d) the Credit Parties shall have delivered to the Administrative Agent and/or the Collateral Agent such other items and documentation evidencing the Reorganization as the Administrative Agent and/or the Collateral Agent shall reasonably request.

“Reorganization Date” means the first date upon which the Reorganization shall have occurred and the conditions set forth in the definition of “Reorganization” shall have been satisfied.

(e)    In Section 1.1 of the Credit Agreement,

(i)    the definition of “Asset Sale” is amended by deleting the “and” immediately prior to clause (f), replacing the “.” at the end of clause (f) with “; and” and adding a new clause (g) to read as follows:

(g)     any sale, transfer or other disposition to a Credit Party or Subsidiary to the extent necessary to consummate the Reorganization.

(ii)    the definition of “Change of Control” is amended by replacing the “.” at the end of clause (b) with “;” and adding the following after clause (b) “provided, that, consummation of the Reorganization and the transactions contemplated thereby shall not constitute a Change of Control.”

(iii)    the definition of “Credit Document” is amended by inserting the text “Borrower Assignment, Assumption and Release, each Guarantor Joinder Agreement,” immediately after the text “Collateral Documents,”; and

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(iv)    the definition of “Guarantors” is amended to add a new last sentence to read as follows:

It is understood and agreed that, as of the Reorganization Date and at all times thereafter, EarthLink shall be deemed to be a “Guarantor” hereunder and shall join as a Guarantor pursuant to Section 6.10 on such date.

(f)    New clauses (e), (f) and (g) are hereby added to Section 6.10 of the Credit Agreement immediately following clause (d) to read as follows:

(e)    Simultaneously with consummation of the Reorganization, cause EarthLink to (i) become a Guarantor by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose and (ii) deliver to the Administrative Agent documents of the types referred to in Section 4.1(b) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(f)    Simultaneously with consummation of the Reorganization, cause Holdings to (i) become the Borrower by executing the Borrower Assignment, Assumption and Release and such other documents as the Administrative Agent shall deem appropriate for such purpose, (ii) deliver to the Administrative Agent documents of the types referred to in Section 4.1(b) and favorable opinions of counsel to Holdings (which shall cover, among other things, the legality, validity, binding effect and enforceability of the Loan Documents to which Holdings is party after giving effect to the documents referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent, (iii) consent to the Intercreditor Agreement by executing a joinder agreement or such other documentation as reasonably requested by the Administrative Agent and (iv) deliver (or cause to be delivered) to the Collateral Agent duly-executed counterparts to an amendment to each of the Mortgages (with each such amendment changing the “Borrower” described therein from EarthLink to Holdings and otherwise in form and substance reasonably satisfactory to the Collateral Agent), together with a title policy endorsement in form and substance reasonably satisfactory to the Collateral Agent.

(g)    Simultaneously with consummation of the Reorganization, with respect to each Credit Party whose Organizational Documents are being amended, supplemented, replaced or otherwise modified as a part of the Reorganization, cause Holdings to deliver to the Administrative Agent a certificate of an Authorized Officer of such Credit Party, in form and substance reasonably satisfactory to the Administrative Agent, (i) attaching and certifying the Organizational Documents of such Credit Party giving effect to the Reorganization and (ii) in the case of Holdings, attaching resolutions of its boards of director approving the Reorganization and authorizing the execution and delivery of the Borrower Assignment, Assumption and Release and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof.

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(g)    In clause (g) of Section 7.1 of the Credit Agreement, the reference to “Company” therein is hereby amended to read as “Borrower”.

(h)    A new clause (d) is hereby added to Section 7.9 of the Credit Agreement immediately following clause (c) to read as follows:

(d)    the Borrower and its Subsidiaries may consummate the Reorganization.

(i)    In Appendix B to the Credit Agreement, the reference therein to “EarthLink, Inc.” is amended to read as “EarthLink, Inc. (until consummation of the Reorganization, then EarthLink Holdings Corp.)”

(j)    A new Schedule 1.1 is hereby added to the Credit Agreement to read as provided on Schedule 1.1 attached hereto.

(k)    Schedule 5.1 of the Credit Agreement is hereby amended to add “Upon consummation of the Reorganization:

Credit Party	Jurisdiction of Organization
EarthLink Holdings Corp.	Delaware

(l)    A new Exhibit A is hereby added to the Credit Agreement to read as provided on Exhibit A attached hereto.

2.    Amendments to Collateral Documents and Exhibits to Credit Agreement.

(a)    In the first recital in each of the Pledge Agreement and the Security Agreement, the reference to “EarthLink, Inc., a Delaware corporation (the “Borrower”)” is amended to read as “the Borrower”.

(b)    In the Exhibits to the Credit Agreement, each reference therein to “EarthLink, Inc.” is amended to read as “EarthLink, Inc. (until consummation of the Reorganization, then EarthLink Holdings Corp.)”.

3.    Consent to Release. Each of the Lenders hereby consents to the execution and delivery by the Administrative Agent of the Borrower Assignment, Assumption and Release and the release of the “Assignor” (as defined therein) contemplated by paragraph 3 thereof.

4.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received duly executed counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent.

(b)    Resolutions from the board of directors of the Borrower approving the Reorganization, this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and

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certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof.

5.    Authorization to Amend Intercreditor Agreement. The Lenders (by act of the Required Lenders) hereby (a) consent to and approve the terms of an amendment to the Intercreditor Agreement, a copy of which is attached hereto as Exhibit B, (b) acknowledge the terms of the Intercreditor Agreement, as amended thereby, and agree to be bound by the terms thereof and (c) advise and direct the Administrative Agent to enter into such amendment to the Intercreditor Agreement on behalf of the Lenders.

6.    Miscellaneous.

(a)    Each of the Credit Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents, (iii) agrees that (A) its obligations under each of the Credit Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents (except to the extent provided in the Borrower Assignment, Assumption and Release).

(b)    Each of the Credit Parties hereby represents and warrants as follows:

(i)    Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by such Credit Parties and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(c)    Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and in each other Credit Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the

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same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    This Amendments shall be deemed to be, and is, a “Credit Document.”

(f)    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EARTHLINK, INC., a Delaware corporation,
as a Borrower

By:
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial
Officer

GUARANTORS:                BTI TELECOM CORP.
BUSINESS TELECOM OF VIRGINIA, INC.
BUSINESS TELECOM, INC.
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE COMMUNICATIONS RESALE L.L.C.
CHOICE ONE OF NEW HAMPSHIRE INC.
CONNECTICUT BROADBAND, LLC
CONNECTICUT TELEPHONE & COMMUNICATION SYSTEMS, INC.
CONVERSENT COMMUNICATIONS LONG DISTANCE, LLC
CONVERSENT COMMUNICATIONS OF CONNECTICUT, LLC
CONVERSENT COMMUNICATIONS OF MAINE, LLC
CONVERSENT COMMUNICATIONS OF MASSACHUSETTS, INC.
CONVERSENT COMMUNICATIONS OF NEW HAMPSHIRE, LLC
CONVERSENT COMMUNICATIONS OF NEW JERSEY, LLC
CONVERSENT COMMUNICATIONS OF NEW YORK, LLC
CONVERSENT COMMUNICATIONS OF PENNSYLVANIA, LLC
CONVERSENT COMMUNICATIONS OF RHODE ISLAND, LLC
CONVERSENT COMMUNICATIONS OF VERMONT, LLC
CONVERSENT COMMUNICATIONS RESALE L.L.C.
CTC COMMUNICATIONS CORP.
CTC COMMUNICATIONS OF VIRGINIA, INC.
DELTACOM, LLC
EARTHLINK BUSINESS HOLDINGS, LLC
EARTHLINK BUSINESS, LLC
EARTHLINK CARRIER, LLC
EARTHLINK MANAGED SERVICES, LLC
EARTHLINK SHARED SERVICES, LLC
ITC^DELTACOM, INC.
LIGHTSHIP TELECOM, LLC
US XCHANGE INC.
US XCHANGE OF ILLINOIS, L.L.C.
US XCHANGE OF INDIANA, L.L.C.
US XCHANGE OF MICHIGAN, L.L.C.
US XCHANGE OF WISCONSIN, L.L.C.

By:
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial     Officer

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT:	REGIONS BANK, as Administrative Agent and Collateral Agent

By:
Name:
Title:

LENDERS:	REGIONS BANK, as a Lender

By:
Name:
Title:

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

JEFFERIES FINANCE LLC,
as a Lender

By:
Name:
Title:

Schedule 1.1

REORGANIZATION

EarthLink, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of EarthLink Holdings Corp., merges with EarthLink, Inc., with EarthLink, LLC being the surviving entity.

Exhibit A

FORM OF BORROWER ASSIGNMENT, ASSUMPTION AND RELEASE

This ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT (this “Assignment”), dated as of _________, 20___, is by and among EARTHLINK, LLC, a Delaware limited liability company, as assignor (the “Assignor”), EARTHLINK HOLDINGS CORP., a Delaware corporation, as assignee (the “Assignee”), and REGIONS BANK, as administrative agent for the Lenders party to the Credit Agreement (defined herein) (the “Administrative Agent”).

WHEREAS, the Assignor has entered into that certain Credit Agreement, dated as of May 29, 2013 (as amended, restated, refinanced, extended or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement), by and among the Assignor, as borrower, certain Subsidiaries of the Assignor, as guarantors, the Lenders party thereto and the Administrative Agent;

WHEREAS, the Assignor has agreed to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement;

WHEREAS, the Assignee desires to accept the assignment of all of the Assignor’s rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement;

WHEREAS, the Assignor has requested that the Administrative Agent, on behalf of the Lenders, release the Assignor from all of its obligations under the Credit Agreement; and

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment of Credit Agreement. Effective as of the date hereof (but after the consummation of the Reorganization), the Assignor hereby absolutely assigns, transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities as a “Borrower” in, to and under the Credit Agreement.

2.    Assumption of Credit Agreement. Effective as of the date hereof (but after the consummation of the Reorganization), the Assignee hereby absolutely accepts the assignment described in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor as a “Borrower” in, to and under the Credit Agreement to the same extent as if the Assignee had executed the Credit Agreement. The Assignee hereby ratifies, as of the date hereof, and agrees to be bound by the terms and provisions of the Credit Agreement and accepts all of the Assignor’s rights, interests, duties, obligations and liabilities as a “Borrower” thereunder. Without limiting the generality of the foregoing terms of this paragraph 2, the Assignee hereby (a) acknowledges, agrees and confirms that (i) by its execution of this Assignment, the Assignee shall be deemed to be a party to the Credit Agreement and the “Borrower” for all purposes of the Credit Agreement, (ii) the Assignee shall have all of the obligations of the Borrower thereunder as if it had executed the Credit Agreement and (iii) this Assignment shall be deemed a “Credit Document” for all purposes of the Credit Agreement, (b) reaffirms the representations and warranties set forth in Section 5 of the Credit Agreement, (c) agrees to be bound by the affirmative and negative covenants set forth in Section 5 and 6 of the Credit Agreement and (d) promises to pay to the Lenders and the Administrative Agent all Obligations outstanding at, or incurred on or after, the date hereof, as provided in the Credit Documents.

3.    Release. The Administrative Agent, on behalf of the Lenders, confirms that, from and after the execution and delivery of this Assignment by each of the Assignor and the Assignee, the Assignor is released and forever discharged from any duties, obligations and liabilities as a “Borrower” under the Credit Agreement; provided that the foregoing release shall not extend to the obligations of the Assignee arising under that certain Guarantor Joinder Agreement of even dated herewith executed by the Assignee, the Administrative Agent and the Collateral Agent. The release contained herein is intended to be final and binding upon the parties hereto, the Lenders and their respective heirs, successors and assigns. Each party hereto agrees to cooperate in good faith and to execute such further documents as may be necessary to effect the provisions of this Assignment.

4.    Joinder to Guaranty, Pledge Agreement, Security Agreement. The Assignee hereby agrees as follows with the Administrative Agent, for the benefit of the holders of the Obligations:
(a)    The Assignee will be deemed to be a party to the Credit Agreement and a “Guarantor” for purposes of the Credit Agreement (and thereby guaranty (i) obligations under any Secured Hedge Agreements, (ii) obligations under any Secured Treasury Management Agreements and (iii) Swap Obligations of a Specified Credit Party (determined before giving effect to Section 8.1 and 8.8 of the Credit Agreement) as provided in the Credit Agreement), and shall have the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Asignee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to it as a Guarantor contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this clause (a), the Asignee hereby, jointly and severally together with the other Guarantors, guarantees to each holder of the Obligations as provided in Section 8 of the Credit Agreement, the prompt payment and performance of the Obligations (to the extent guaranteed by the Assignee pursuant to the terms of the Credit Agreement) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.
(b)    The Asignee will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The Asignee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this clause (b), the Assignee hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, a continuing security interest in any and all right, title and interest of the Assignee in and to the Equity Interests identified on Schedule 3 hereto and all other Pledged Collateral (as defined in the Pledge Agreement) of the Assignee to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement).
(c)    The Assignee will be deemed to be a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement, and shall have all the obligations of a Grantor thereunder as if it had executed the Security Agreement. The Asignee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this clause (c), the Assignee hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, a continuing security interest in any and all right, title and interest of the Assignee in and to the Collateral (as defined in the Security Agreement) of the Assignee to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement).
4.    Certain Representations. The Assignee hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    The Assignee’s exact legal name and state of formation are as set forth on the signature pages hereto.
(b)    The Assignee’s taxpayer identification number and organization number are set forth on Schedule 1 hereto.
(c)    Other than as set forth on Schedule 2 hereto, the Assignee has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure in the five years preceding the date hereof.
(d)    Schedule 3 hereto lists each direct Subsidiary of the Assignee, together with (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) the certificate number(s) of the certificates evidencing such Equity Interests and number and percentage of outstanding shares of each class owned by the Assignee (directly or indirectly) of such Equity Interests and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto.
5.    Notice Address. The address of each of the Assignee and the Assignor for purposes of all notices and other communications is the address designated for all Credit Parties in Section 11.1 of the Credit Agreement or such other address as the Assignee or the Assignor, as applicable, may from time to time notify the Administrative Agent in writing.
6.    Acknowledgement. Each of the parties hereto acknowledges that its execution and delivery of this Assignment has not been the result of any coercion or duress.

7.    No Modifications. Except as expressly provided for herein, nothing contained in this Assignment shall amend or modify, or be deemed to amend or modify, the Credit Agreement or any other Credit Document.

8.    Governing Law. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.

9.    Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart by of this Assignment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment.

10.    Binding Nature. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date set forth above.

ASSIGNOR:	EARTHLINK, LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:                EARTHLINK HOLDINGS CORP.,
a Delaware corporation

By:
Name:
Title:

ADMINISTRATIVE AND

COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

By:
Name:
Title:
Schedule 1
to Borrower Assignment, Assumption and Release
Taxpayer Identification Number; Organizational Number
Schedule 2
to Borrower Assignment, Assumption and Release
Changes in Legal Name or State of Formation;
Mergers, Consolidations and other Changes in Structure
Schedule 3
to Borrower Assignment, Assumption and Release
Equity Interests

Exhibit B

Form of Amendment to Intecreditor Agreement

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